COLONIAL STRATEGIC INCOME FUND SEMIANNUAL REPORT
June 30, 1997

                    --------------------------------
                     Not FDIC     May Lose Value
                     Insured     No Bank Guarantee
                    --------------------------------



                    COLONIAL STRATEGIC INCOME FUND HIGHLIGHTS
                         JANUARY 1, 1997 - JUNE 30, 1997

INVESTMENT OBJECTIVE: Colonial Strategic Income Fund seeks as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

THE FUND IS DESIGNED TO OFFER:
  |X| Opportunity for higher income
  |X| Diversification
  |X| Experienced, professional management

PORTFOLIO MANAGER COMMENTARY: "Colonial Strategic Income Fund's advantage is that it can invest in the fixed income sector currently providing what we consider the best mixture of total return, yield and risk. Because high yield corporates continue to outperform, the portfolio is overweighted there."
                                                                 -- Carl Ericson

                   COLONIAL STRATEGIC INCOME FUND PERFORMANCE

                                                       CLASS A          CLASS B
--------------------------------------------------------------------------------
     Inception dates                                   4/21/77(1)      5/15/9(2)
--------------------------------------------------------------------------------
     Distributions declared per share                   $0.288          $0.261
--------------------------------------------------------------------------------
     SEC Yields on 6/30/972                              6.57%           6.27%
--------------------------------------------------------------------------------
     6-month total returns, assuming                     3.07%           2.69%
     reinvestment of all distributions and
     no sales charge or contingent deferred
     sales charge (CDSC)
--------------------------------------------------------------------------------
     Net asset value per share on 6/30/97                $7.24          $7.24
--------------------------------------------------------------------------------
(1) Colonial Strategic Income Fund adopted its current investment objective on 9/18/91.
(2) The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.

TOP FIVE HOLDINGS(3)                   PORTFOLIO STRUCTURE(3)
(as of 6/30/97)                        (as of 6/30/97)
--------------------------------------------------------------------------------
U.S. Treasury Notes           14.9%    Corporate Bonds                   42.1%
U.S. Treasury Bonds            5.3%    Foreign Gov't Bonds               28.1%
U.K. Treasury Bonds            5.0%    U.S. Gov't Bonds                  23.9%
Treasury Corp. Victoria        4.1%    Other                             5.9%
Spanish Gov't Bonds            2.9%

(3) Portfolio holdings and structure are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these portfolio holdings and structure in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

I'm pleased to present your Fund's semiannual report for the six months ended June 30, 1997.

---------------------------

[Photo of Harold W. Cogger]

---------------------------

As you know, your Colonial Strategic Income Fund invests in a mixture of U.S. Treasury bonds, high yield U.S. corporate securities and bonds issued by foreign governments, principally in Europe. These markets move somewhat independently, which means your portfolio is very diversified. If one market isn't doing well, we can shift investments to another that we believe will do better.

During the first half of 1997, the best performer of these three markets was high yield corporate bonds. High yield bonds do better in a strong economy like the one we have now, in which corporate profits are growing and unemployment is low.

However, investors in U.S. Treasurys see a strong economy differently. They know that Treasurys are backed by the U.S. government, and so creditworthiness is not the issue. But if the economy is too strong, investors worry about inflation. Although actual inflation is minimal, interest rates were higher on June 30, 1997 compared to January 1, 1997. Since U.S. Treasury bond prices have historically moved inversely to interest rates, bond prices declined.

Internationally, the U.S. dollar strengthened against local currencies, which means U.S. investors received fewer dollars for their investments overseas. These adverse currency movements overshadowed good news about interest rates throughout the world.

Because your portfolio manager has these three choices, Colonial Strategic Income Fund continued to provide strong income, particularly compared to inflation.

This report provides you with a closer look at your Fund's performance, as well as the portfolio manager's investment strategy. In addition, the report lists each security in the portfolio as of June 30, 1997, organized by the three markets.

Thank you for the opportunity to help you meet your investment goals.

Sincerely,

/s/ Harold W. Cogger

Harold W. Cogger
President
August 12, 1997

Because market conditions change frequently, there can be no assurance that the trends described here will continue.

                           PORTFOLIO MANAGEMENT REPORT

CARL ERICSON is the portfolio manager of Colonial Strategic Income Fund. Mr. Ericson is senior vice president of Colonial Management Associates, Inc. and Director of the Taxable Fixed Income Department.

In a period of generally rising interest rates and robust economic growth, fixed income investors who only invested in U.S. Treasury bonds would have received very modest returns. The advantage of Colonial Strategic Income Fund is that it can direct assets to other fixed income markets when it is appropriate to do so.

Because high yield corporates continue to outperform, the portfolio is currently overweighted there.

HIGH YIELD CORPORATES GET A BOOST FROM THE ECONOMY
The U.S. economy grew at an annual rate of approximately 3.5% during the first half of 1997, a strong overall performance. A strong economy helps high yield issuers meet their debt commitments. Because credit quality is such an important element in this market, it tends to overshadow other factors. Rising interest rates -- so crucial to most bonds -- had less of a negative impact on high yield bonds. At June 30, 1997, about 42% of the portfolio was invested in high yield bonds.

HIGH YIELD WINNERS IN THE PORTFOLIO
Cablevision Systems recently sold some of their cable properties to Time/Warner for a healthy price. It made investors more confident in the cable television industry in general, which faces competition from satellites and other methods of program delivery. Cablevision Systems offered to buy back our 10.75% bonds at a premium because they wanted to reduce debt. There's always the possibility that a high yield company will get stronger financially and buy back your bonds at a higher price.

Another goal is to pick a company that ultimately gets acquired. Food Brands, which distributes to delicatessens and restaurants, was acquired by Iowa Beef Processors, an investment grade company. When debt is upgraded from high yield to investment grade, its price appreciates.

U.S. TREASURYS -- MORE VOLATILE THAN THE 1980S
From January 1, 1997 to June 30, 1997, yields on 30-year Treasurys only changed from 6.64% to 6.79%. But there were substantial fluctuations between those dates due to heightened uncertainty about inflation and a fear that the Federal Reserve Board would raise interest rates to slow the economy. Yields on the 30-year bond reached 7.17% in April before easing later in the spring. As we've seen, smooth-sailing economic times do not translate into calm Treasury markets. Ironically, in the 1980s, there were more ups and downs in economic growth rates; yet, the 30-year Treasury bond was actually less volatile. However, in the 1990s, investors are more nervous, reacting to the slightest bits of economic data because this economic cycle has been so prolonged. At June 30, 1997, 24% of the portfolio was invested in U.S. Treasurys.

INTERNATIONAL -- MOVING TOWARDS A SINGLE CURRENCY IN EUROPE
In Europe, the new Socialist government in France has increased the likelihood that the more peripheral countries would be included in the European Monetary Union (EMU). The French have been reluctant to make drastic changes in government spending because of the adverse impact on unemployment, thus "lowering the bar" for other countries. This has benefited our holdings in Spain, because there had been some question as to whether Spain would be included. However, these less stringent requirements hurt European currencies in relation to the dollar, which weakened our returns when local currencies were converted to dollars. At June 30, 1997, 28% of the portfolio was invested in international bonds.

TOTAL RETURN AND INCOME ARE STRONG
The total return for Class A shares, based on net asset value, was 3.07%. In comparison, the Lehman Brothers Government/Corporate Bond Index, an unmanaged index that tracks the performance of the U.S. bond market, posted a return of 2.74%. At the close of the period, your portfolio offered a SEC yield or income of 6.57%.

LOOKING FORWARD
The Federal Reserve Board boosted interest rates by only 0.25% in March. We think that the Fed will increase interest rates at least one more time between now and the end of the year, if economic growth continues to be strong. As a result, we expect that the Treasury market will continue to be volatile.

In the current economic environment, companies issuing high yield bonds should continue to have strong cash flows and be able to pay their debts. In addition, as long-term interest rates decline towards 6%, traditional investment grade buyers such as insurance companies may buy high yield bonds, as they look for ways to get more income. The impact: higher bond prices due to greater demand.

In Europe, we believe that the move towards a single currency will be successful. However, we expect our investments in Britain, Australia and Latin America will provide us with additional diversification which would reduce the impact if the EMU unravels.

A major advantage of this portfolio is that we can favor the fixed income sector that provides what we believe is the best mixture of total return, yield and risk. We will continue to assess the benefits and risks of U.S. Treasurys, high yield bonds and international bonds -- and invest accordingly.

            COLONIAL STRATEGIC INCOME FUND INVESTMENT PERFORMANCE VS.
                 LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
                Change in Value of $10,000 from 6/30/87 - 6/30/97
                     Based on NAV and MOP for Class A Shares

                            NAV            MOP        LEHMAN GOV'T/CORPORATE

Jun 30, 87               10,000.00       9,525.00           10,000.00
Sep 30, 87               10,392.88      9,899.215            9,708.00
Dec 31, 87               8,693.018       8,280.10           10,274.00
Mar 31, 88               9,533.964      9.081.101           10,642.00
Jun 30, 88                9,943.64      9,471.316           10,747.00
Sep 30, 88               9,811.879      9,345.814           10,948.00
Dec 31, 88               10,140.87      9,659.178           11,053.00
Mar 31, 89               10,432.77      9,937.213           11,175.00
Jun 30, 89               10,748.59      10,238.03           12,073.00
Sep 30, 89               11,102.92      10,575.54           12,187.00
Dec 31, 89               11,148.68      10,619.12           12,627.00
Mar 31, 90               10,811.60      10,298.04           12,482.00
Jun 30, 90               11,191.22      10,659.64           12,932.00
Sep 30, 90               10,466.19      9,969.043           13,010.00
Dec 30, 90               10,363.41      9,871.147           13,673.00
Mar 31, 91               11,274.49      10,738.96           14,041.00
Jun 30, 91               11,802.16      11,241.56           14,253.00
Sep 30, 91               12,562.37      11,965.66           15,073.00
Dec 31, 91               13,307.89      12,675.77           15,877.00
Mar 31, 92               13,615.28      12,968.56           15,639.00
Jun 30, 92               14,222.47      13,546.90           16,273.00
Sep 30, 92               14,739.23      14,039.11           17,068.00
Dec 31, 92               14,608.56      13,914.65           17,081.00
Mar 31, 93               15,382.02      14,651.38           17,875.00
Jun 30, 93               15,894.78      15,139.78           18,412.00
Sep 30, 93               16,241.29      15,469.83           19,021.00
Dec 31, 93               16,792.19      15,994.56           18,965.00
Mar 31, 94               16,354.03      15,577.21           18,372.00
Jun 30, 94               16,140.58      15,373.90           18,143.00
Sep 30, 94               16,181.18      15,412.57           18,233.00
Dec 31, 94               16,175.33      15,407.00           18,300.00
Mar 31, 95               17,066.62      16,255.96           19,212.00
Jun 30, 95               17,994.22      17,139.50           20,459.00
Sep 30, 95               18,602.82      17,719.19           20,850.00
Dec 31, 95               19,437.68      18,514.39           21,821.00
Mar 31, 96               19,527.71      18,600.14           21,311.00
Jun 30, 96               19,817.56      18,876.22           21,411.00
Sep 30, 96               20,619.02      19,639.62           21,789.00
Dec 31, 96               21,428.85      20,410.98           22,455.00
Mar 31, 97               21,173.34      20,167.60           22,261.00
Jun 30, 97               22,087.78      21,038.61           23,071.00

A hypothetical $10,000 investment in Class B shares made on May 15, 1992, at net asset value (NAV) would have grown to $15,285 on June 30, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have been valued at $15,185 on June 30, 1997. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                  As of June 30, 1997 (Most Recent Quarter End)
-------------------------------------------------------------------------------
                           CLASS A SHARES                 CLASS B SHARES
INCEPTION 4/21/77(4)              5/15/92
                         NAV            MOP            NAV            w/CDSC
-------------------------------------------------------------------------------
1 YEAR                  11.46%         6.16%          10.63%          5.63%
-------------------------------------------------------------------------------
5 YEARS                  9.20%         8.15%           8.43%          8.14%
-------------------------------------------------------------------------------
10 YEARS                 8.25%         7.72%             --             --
-------------------------------------------------------------------------------
SINCE INCEPTION         10.28%        10.02%          8.62%         8.48%
-------------------------------------------------------------------------------

Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charge of 5% for one year, 2% for five years and 1% since inception. Effective 7/1/97, the Fund began offering Class C shares.

(4) Current investment objective adopted 9/18/91.

                                 INVESTMENT PORTFOLIO
                        JUNE 30, 1997 (UNAUDITED, IN THOUSANDS)

BONDS & NOTES - 94.1%
-----------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME BONDS & NOTES - 42.1%                     PAR               VALUE
-----------------------------------------------------------------------------------------
CONSTRUCTION - 0.4%
BUILDING CONSTRUCTION
Falcon Building Products Co., Inc.,
 stepped coupon,
 (10.500% 06/15/02)               (a)       06/15/07 (b)        $ 1,500       $       900
U.S. Home Corp.,
                                9.750%      06/15/03              4,500             4,703
                                                                             -----------
                                                                                   5,603
                                                                             -----------
----------------------------------------------------------------------------------------
FINANCE,  INSURANCE & REAL ESTATE - 0.1%
NONDEPOSITORY CREDIT INSTITUTIONS
Drum Financial Corp.,
                               12.875%      09/15/99 (c)(d)       1,000                10
DVI, Inc.,
                                9.875%      02/01/04              1,250             1,259
                                                                             -----------
                                                                                   1,269
                                                                             -----------
----------------------------------------------------------------------------------------
MANUFACTURING - 16.1%
CHEMICALS & ALLIED PRODUCTS - 2.3%
Agricultural Minerals Co., L.P.,
                                10.750%    09/30/03               7,200            7,650
Revlon Consumer Products Corp.:
                                 9.375%    04/01/01               2,000            2,057
                                10.500%    02/15/03               5,270            5,626
Revlon Worldwide Corp.:
                                  (e)      03/15/98               4,000            3,790
                                  (e)      03/15/01              13,000            8,808
Sterling Chemicals, Inc.,
                                11.250%    04/01/07 (b)           6,900            7,331
Texas Petrochemical Corp.,
                                11.125%    07/01/06               1,600            1,712
                                                                             -----------
                                                                                  36,974
                                                                             -----------
ELECTRONIC & ELECTRICAL EQUIPMENT - 1.7%
Advanced Micro Devices, Inc.,
                                11.000%    08/01/03               3,000            3,338
Amphenol Corp.,
                                 9.875%    05/15/07                 750              774
Delco Remy International, Inc.,
                                10.625%    08/01/06 (b)           1,600            1,704
K&F Industries, Inc.,
                                10.375%    09/01/04               5,995            6,445
L-3 Communications Corp.,
                               10.375%     05/01/07 (b)           1,250            1,325
LDM Technologies, Inc.,
                               10.750%     01/15/07               6,825            7,217
Unisys Corp.,
                               11.750%     10/15/04               6,000            6,510
                                                                             -----------
                                                                                  27,313
                                                                             -----------
FABRICATED METAL - 1.2%
Euramax International, PLC,
                               11.250%     10/01/06 (f)           8,000            8,600
Renco Metals, Inc.,
                               11.500%     07/01/03               6,000            6,420
U.S. Can Corp.,
                               10.125%     10/15/06               4,000            4,260
                                                                             -----------
                                                                                  19,280
                                                                             -----------
FOOD & KINDRED PRODUCTS - 0.9%
Chiquita Brands International, Inc.,
                               10.250%     11/01/06               3,750            3,975
FoodBrands America, Inc.,
                               10.750%     05/15/06               2,750            3,194
Pilgrim's Pride Corp.,
                               10.875%     08/01/03               1,950            2,018
Sun World International Corp.,
                               11.250%     04/15/04 (b)           3,350            3,492
Windy Hill Pet Food Co.,
                                9.750%     05/15/07 (b)           1,000            1,000
                                                                             -----------
                                                                                  13,679
                                                                             -----------
LUMBER & WOOD PRODUCTS - 0.4%
Triangle Pacific Corp.,
                               10.500%     08/01/03               6,000            6,360
                                                                             -----------
MACHINERY & COMPUTER EQUIPMENT - 0.5%
IMO Industries, Inc.,
                               11.750%     05/01/06               6,750            8,075
                                                                             -----------
MEASURING & ANALYZING INSTRUMENTS - 0.1%
Intertek Finance, PLC,
                               10.250%     11/01/06               2,000            2,085
                                                                             -----------
MISCELLANEOUS MANUFACTURING - 2.6%
American Standard Co.,
stepped coupon,
(10.500% 06/01/98)               (a)       06/01/05              11,000           10,780
Borg Warner Security Corp.,
                                9.625%     03/15/07 (b)           4,900            4,973
Building Materials Corp. of America,
stepped coupon,
(11.750% 07/01/99)               (a)       07/01/04               7,000            6,353
Coleman Escrow Corp.,
                                 (e)       05/15/01 (b)           3,000            1,890
Dade International, Inc.,
                               11.125%     05/01/06               2,250            2,509
ISP Holdings, Inc.,
                                9.750%     02/15/02               7,000            7,420
Polymer Group, Inc.,
                                9.000%     07/01/07               3,500            3,444
Shop Vac Corp.,
                               10.625%     09/01/03               3,000            3,195
                                                                             -----------
                                                                                  40,564
                                                                             -----------
PAPER PRODUCTS - 2.2%
Container Corp. of America,
Series A,
                               11.250%     05/01/04               7,500            8,175
Florida Coast Paper, LLC,
                               12.750%     06/01/03               3,350            3,467
Gaylord Container Corp.:
                                9.750%     06/15/07               1,500            1,504
                               12.750%     05/15/05               5,000            5,469
Ivaco, Inc.,
                               11.500%     09/15/05               1,500            1,597
Stone Container Corp.:
                               10.750%     10/01/02               6,750            7,028
                               11.875%     12/01/98               3,750            3,947
                               12.625%     07/15/98               1,000            1,034
Stone Container Corp. Units,
                               12.250%     04/01/02 (g)           3,000            3,090
                                                                             -----------
                                                                                  35,311
                                                                             -----------
PETROLEUM REFINING - 0.4%
Flores & Rucks, Inc.:
                                9.750%     10/01/06               1,500            1,579
                               13.500%     12/01/04               3,825            4,580
                                                                             -----------
                                                                                   6,159
                                                                             -----------
PRIMARY METAL - 1.5%
Algoma Steel, Inc.,
                               12.375%     07/15/05               8,000            8,860
Kaiser Aluminum & Chemical Corp.,
                               10.875%     10/15/06               8,000            8,600
UCAR Global Enterprises, Inc.,
                               12.000%     01/15/05               1,870            2,108
WCI Steel, Inc.,
                               10.000%     12/01/04               4,400            4,576
                                                                             -----------
                                                                                  24,144
                                                                             -----------
PRINTING & PUBLISHING - 0.1%
Hollinger International Publishing,
Inc.,
                                9.250%     03/15/07               2,000            2,050
                                                                             -----------
RUBBER & PLASTIC - 0.3%
Berry Plastics Corp.,
                               12.250%     04/15/04               3,000            3,300
Portola Packaging, Inc.,
                               10.750%     10/01/05               2,000            2,030
                                                                             -----------
                                                                                   5,330
                                                                             -----------
STONE, CLAY, GLASS & CONCRETE - 0.8%
Anchor Glass Container Corp.,
                               11.250%     04/01/05               2,250            2,408
Owens-Illinois, Inc.,
                                9.950%     10/15/04               9,500           10,046
                                                                             -----------
                                                                                  12,454
                                                                             -----------
TEXTILE MILL PRODUCTS - 0.0%
Collins & Aikman Products Co.,
                               10.000%     01/15/07                 450              456
                                                                             -----------
TOBACCO PRODUCTS - 0.3%
Consolidated Cigar Corp.,
                               10.500%     03/01/03               4,000            4,180
                                                                             -----------
TRANSPORTATION EQUIPMENT - 0.8%
Aftermarket Technology Corp.,
Series B,
                               12.000%     08/01/04               3,011            3,357
Blue Bird Body Co.,
                               10.750%     11/15/06               1,375            1,464
Collins & Aikman Products Co.,
                               11.500%     04/15/06 (b)           7,000            7,928
                                                                             -----------
                                                                                  12,749
                                                                             -----------
----------------------------------------------------------------------------------------
MINING & ENERGY - 4.2%
CRUDE PETROLEUM & NATURAL GAS - 0.7%
Ferrellgas Finance Corp., L.P.,
                               10.000%     08/01/01               3,215            3,344
Ferrellgas Partners, L.P.,
                                9.375%     06/15/06               2,500            2,575
TransAmerica Energy Corp.,
stepped coupon,
(13.000% 06/15/99)               (a)       06/15/02 (b)           6,250            4,562
                                                                             -----------
                                                                                  10,481
                                                                             -----------
OIL & GAS EXTRACTION - 2.5%
DI Industries, Inc.,
                                8.875%     07/01/07               2,250            2,216
Falcon Drilling Co., Inc.,
Series B,
                                8.875%     03/15/03               1,100            1,111
Forcenergy, Inc.,
                                9.500%     11/01/06               2,175            2,246
Gulf Canada Resources Ltd.:
                                9.250%     01/15/04 (h)           7,875            8,259
                                9.625%     07/01/05 (h)             700              756
Mariner Energy Corp.,
                               10.500%     08/01/06               6,000            6,285
Maxus Energy Corp.,
                                9.875%     10/15/02               3,000            3,150
Nuevo Energy Co.,
                                9.500%     04/15/06               8,350            8,684
United Meridian Corp.,
                               10.375%     10/15/05               7,125            7,713
                                                                             -----------
                                                                                  40,420
                                                                             -----------
OIL & GAS FIELD SERVICES - 1.0%
Falcon Drilling Co., Inc.,
Series B,
                                9.750%     01/15/01               5,300            5,486
Magnum Hunter Resources, Inc.,
                               10.000%     06/01/07 (b)           1,750            1,739
Parker Drilling Corp.,
                                9.750%     11/15/06               8,000            8,380
                                                                             -----------
                                                                                  15,605
                                                                             -----------
----------------------------------------------------------------------------------------
RETAIL TRADE - 3.5%
APPAREL & ACCESSORY STORES - 0.1%
Specialty Retailers, Inc.,
                                9.000%     07/15/07                750               754
William Carter Co.,
                               10.375%     12/01/06                 250              264
                                                                             -----------
                                                                                   1,018
                                                                             -----------
FOOD STORES - 2.4%
Di Giorgio Corp.,
                               10.000%     06/15/07               1,800            1,782
Pathmark Stores, Inc.:
                                9.625%     05/01/03               2,250            2,166
stepped coupon,
(10.750% 11/01/99)               (a)       11/01/03              13,500            9,315
Ralphs Grocery Co.,
                               10.450%     06/15/04              10,000           10,725
Shoppers Food Warehouse Corp.,
                                9.750%     06/15/04 (b)           3,750            3,740
Smiths Food & Drug,
                               11.250%     05/15/07               8,280            9,729
                                                                             -----------
                                                                                  37,457
                                                                             -----------
HOME FURNISHINGS & EQUIPMENT - 0.2%
Syratech Corp.,
                               11.000%     04/15/07               2,500            2,656
                                                                             -----------

MISCELLANEOUS RETAIL - 0.8%
Brylane Capital Corp.,
Series B,
                               10.000%     09/01/03               5,000            5,350
Finlay Fine Jewelry Corp.,
                               10.625%     05/01/03               6,650            7,032
                                                                             -----------
                                                                                  12,382
                                                                             -----------
----------------------------------------------------------------------------------------
SERVICES - 4.1%
AMUSEMENT & RECREATION - 1.7%
Alliance Gaming Corp.,
                               12.875%     06/30/03               1,750            1,977
Empress River Casino Finance Corp.,
                               10.750%     04/01/02               4,000            4,240
E & S Holdings Corp.,
                               10.375%     10/01/06               4,000            4,200
Harvey Casinos Resorts,
                               10.625%     06/01/06               7,750            8,331
Horseshoe Gaming, LLC,
                                9.375%     06/15/07 (b)           2,500            2,522
Majestic Star Casino, LLC,
                               12.750%     05/15/03               1,875            2,063
Prime Hospitality Corp.,
                                9.250%     01/15/06               3,000            3,113
                                                                             -----------
                                                                                  26,446
                                                                             -----------
BUSINESS SERVICES - 0.2%
Pierce Leahy Corp.:
                                9.125%     07/15/07               1,000            1,000
                               11.125%     07/15/06               2,500            2,750
                                                                             -----------
                                                                                   3,750
                                                                             -----------
HEALTH SERVICES - 0.5%
Maxxim Medical, Inc.,
                               10.500%     08/01/06               2,500            2,644
Tenet Healthcare Corp.,
                               10.125%     03/01/05               5,000            5,475
                                                                             -----------
                                                                                   8,119
                                                                             -----------
HOTELS, CAMPS & LODGING - 1.5%
Eldorado Resorts Corp.,
                               10.500%     08/15/06               6,200            6,665
HMC Acquisition Properties,
                                9.000%     12/15/07               6,500            6,581
HMH Properties, Inc.,
                                9.500%     05/15/05               5,100            5,304
Station Casinos, Inc.,
                               10.125%     03/15/06               3,250            3,283
Wyndham Hotel Corp.,
                               10.500%     05/15/06               2,000            2,260
                                                                             -----------
                                                                                  24,093
                                                                             -----------
OTHER SERVICES - 0.2%
Citadel Broadcasting Co.,
                               10.250%     07/01/07               1,500            1,500
TV Azteca SA de C.V.,
                               10.500%     02/15/07 (b)           1,500            1,538
                                                                             -----------
                                                                                   3,038
                                                                             -----------
----------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 13.7%
AIR TRANSPORTATION - 0.9%
Continental Airlines, Inc.,
                                9.500%     12/15/01               1,500            1,567
Greenwich Air Services, Inc.,
                               10.500%     06/01/06               3,625            4,169
U.S. Air, Inc.,
                               10.375%     03/01/13               8,000            8,860
                                                                             -----------
                                                                                  14,596
                                                                             -----------
BROADCASTING - 1.5%
Allbritton Communications Co.,
                               11.500%     08/15/04               7,000            7,350
Heritage Media Corp.,
                               11.000%     06/15/02               1,500            1,584
NWCG Holding Corp.,
                                 (e)       06/15/99               3,000            2,633
Sullivan Broadcasting, Inc.,
                               10.250%     12/15/05               5,000            5,100
Young Broadcasting Corp.:
                               10.125%     02/15/05               3,000            3,150
                               11.750%     11/15/04               4,000            4,420
                                                                             -----------
                                                                                  24,237
                                                                             -----------
CABLE - 2.7%
Bell Cablemedia, PLC,
stepped coupon,
(11.950% 07/15/99)               (a)       07/15/04 (f)           6,000            5,400
Comcast UK Cable Partners Ltd.,
stepped coupon,
(11.200% 11/15/00)               (a)       11/15/07               6,500            4,941
International CableTel, Inc.,
stepped coupon,
(12.750% 04/15/00)               (a)       04/15/05               5,500            4,235
Le Groupe Videotron,
                               10.625%     02/15/05 (h)           6,000            6,690
Marcus Cable Co.,
stepped coupon,
(13.500% 08/01/99)               (a)       08/01/04               3,500            3,023
Rogers Cablesystems, Inc.,
                               10.000%     03/15/05               3,000            3,255
Rogers Communications, Inc.,
                               10.875%     04/15/04               3,000            3,142
Telewest Communication, PLC,
stepped coupon,
(11.000% 10/01/00)               (a)       10/01/07 (f)           3,500            2,538
Videotron Holding, PLC, stepped coupon:
(11.000% 08/15/00)               (a)       08/15/05 (f)           4,000            3,320
(11.125% 07/01/99)               (a)       07/01/04 (f)           6,750            6,016
                                                                             -----------
                                                                                  42,560
                                                                             -----------
COMMUNICATIONS - 2.2%
Allbritton Communications Co.,
                                9.750%     11/30/07               2,650            2,630
Comcast Cellular Corp.,
                                9.500%     05/01/07 (b)           3,750            3,778
Diamond Cable Communications, PLC,
stepped coupon,
(10.750% 02/15/02)               (a)       02/15/07 (b)           3,000            1,770
Intermedia Communications, Inc.,
stepped coupon,
(12.500% 05/15/01)               (a)       05/15/06               6,000            4,170
Lodgenet Entertainment Corp.,
                               10.250%     12/15/06               2,000            2,025
Pricellular Wireless Corp.,
                               10.750%     11/01/04               2,500            2,587
PTC International Finance BV,
stepped coupon,
(10.750% 07/01/02)               (a)       07/01/07 (b)           1,700            1,037
Sprint Spectrum, L.P.,
stepped coupon,
(12.500% 08/15/01)               (a)       08/15/06              12,900            9,353
Teleport Communications, Inc.,
stepped coupon,
(11.125% 07/01/01)               (a)       07/01/07               6,520            4,711
UNC, Inc.,
                               11.000%     06/01/06               2,500            2,931
                                                                             -----------
                                                                                  34,992
                                                                             -----------
ELECTRIC, GAS & SANITARY SERVICES - 0.6%
Allied Waste Industries, Inc.,
stepped coupon,
(11.300% 06/01/02)               (a)       06/01/07 (b)           2,000            1,255
Mesa Operating Co.,
stepped coupon,
(11.625% 07/01/01)               (a)       07/01/06              10,500            8,111
                                                                             -----------
                                                                                   9,366
                                                                             -----------
ELECTRIC SERVICES - 0.2%
California Energy Co., Inc.,
                                9.500%     09/15/06               2,000            2,140
System Energy Resources, Inc.,
                               11.375%     09/01/16                 688              737
                                                                             -----------
                                                                                   2,877
                                                                             -----------
GAS SERVICES - 1.3%
California Energy Co., Inc.,
                                9.875%     06/30/03               6,600            7,062
HS Resources, Inc.,
                                9.250%     11/15/06              13,500           13,568
                                                                             -----------
                                                                                  20,630
                                                                             -----------
MOTOR FREIGHT & WAREHOUSING - 0.1%
Ryder Trucks,
Inc.,
                               10.000%     12/01/06               1,050            1,082
                                                                             -----------
SANITARY SERVICES - 0.6%
Allied Waste North America, Inc.,
                               10.250%     12/01/06 (b)           9,475           10,126
                                                                             -----------
TELECOMMUNICATION - 3.4%
Brooks Fiber Properties, Inc.,
 stepped coupon,
 (10.875% 03/01/01)         (a)            03/01/06               3,500            2,380
Cencall Communications Corp.,
 stepped coupon,
 (10.125% 01/15/99)         (a)            01/15/04               6,000            4,680
Clearnet Communications, Inc.,
 stepped coupon,
 (14.750% 12/15/00)         (a)            12/15/05               7,500            4,969
EchoStar Communications Corp.,
 stepped coupon,
 (12.875% 06/01/99)         (a)            06/01/04              11,500            9,660
Hyperion Telecommunications, Inc.,
 stepped coupon,
 (13.000% 04/15/01)         (a)            04/15/03               3,250            1,665
ICG Holding,
Inc.,
 stepped coupon,
 (13.500% 09/15/00)         (a)            09/15/05               5,000            3,807
IntelCom Group (USA), Inc.,
 stepped coupon,
 (12.500% 05/01/01)         (a)            05/01/06               2,000            1,372
MFS Communications Co., Inc.,
 stepped coupon,
 (9.375% 01/15/99)          (a)            01/15/04               7,750            7,242
PanAmSat Corp.,
 stepped coupon,
 (11.375% 08/01/98)         (a)            08/01/03               8,000            7,760
PriCellular Wireless Corp.,
 stepped coupon,
 (14.000% 11/15/97)         (a)            11/15/01               6,000            6,390
Shared Technologies Fairchild, Inc.,
 stepped coupon,
 (12.250% 03/01/99)         (a)            03/01/06               5,000            4,488
WinStar Communications, Inc.,
 stepped coupon,
 (14.000% 10/15/00)         (a)            10/15/05                 250              139
                                                                             -----------
                                                                                  54,552
                                                                             -----------
TRANSPORTATION SERVICES - 0.2%
Moog, Inc.,
                               10.000%     05/01/06               1,125            1,200
Williams Scotsman, Inc.,
                                9.875%     06/01/07 (b)           1,500            1,492
                                                                             -----------
                                                                                   2,692
                                                                             -----------
TOTAL CORPORATE FIXED-INCOME
BONDS & NOTES (cost of $637,305)
                                                                                 667,210
                                                                             -----------
CORPORATE CONVERTIBLE BONDS & NOTES - 0.0%
----------------------------------------------------------------------------------------
MANUFACTURING - 0.0%
  Electronic & Electrical Equipment
  Kollmorgen Corp.
  (cost of $511)                8.750%     05/01/09                 562              568
                                                                             -----------
FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS - 28.1%                               CURRENCY
---------------------------------------------------------------------------------------
  Argentina Global Bonds:
                                9.250%     02/23/01 (i)          11,000           11,509
                               11.000%     10/09/06 (i)          10,750           11,939
                               11.375%     01/30/17 (i)           8,900            9,907
  Government of Sweden,
                               10.250%     05/05/03      SK     230,000           35,878
  Italian Government Bonds,
                               10.000%     08/01/03      IL  66,100,000           45,363
  Kingdom of Denmark:
                                8.000%     05/15/03     DK      $98,000           16,668
                                8.000%     03/15/06     DK      118,896           20,104
  Mexican Brady Bonds,
                                6.250%     12/31/19 (j)           5,000            3,862
  Mexican Global Bonds:
                                9.750%     02/06/01 (j)           6,550            6,910
                               11.375%     09/15/16 (j)          22,850           25,692
  Poland Non-U.S. Global Registered Bond,
                                6.938%     10/27/24 (k)          19,239           18,818
  Republic of Argentina Bonos del Tesoro,
                                8.750%     05/09/02 (i)           7,800            7,796
  Republic of Poland (Brady),
   Past Due Interest,
   stepped coupon,
   (5.000% 10/27/98)            4.000%     10/27/14 (l)          22,500           19,181
  Republic of South Africa Yankee,
                                8.500%     06/23/17 (m)          15,000           14,963
  Republic of Venezuela Par Brady,
                                6.750%     03/31/20 (n)           9,500            7,481
  Spanish Government Bonds:
                               10.000%     02/28/05      SP   3,650,000           30,489
                               10.500%     10/30/03      SP   1,785,000           15,001
  United Kingdom Treasury:
                                9.500%     04/18/05      KB       8,335           15,815
                               10.000%     09/08/03      KB      33,630           63,620
  Venezuela Government Euro-Dollar,
                                9.125%     06/18/07 (b)(n)        1,000            1,001
  Victoria Treasury Corp:
                               10.250%     11/15/06      A$      48,280           43,992
                               12.500%     10/15/03      A$      21,500           20,901
                                                                             -----------
TOTAL FOREIGN GOVERNMENT &
AGENCY OBLIGATIONS (cost of $444,297)
                                                                                 446,890
                                                                             -----------
U.S. GOVERNMENT &
AGENCY OBLIGATIONS - 23.9%
----------------------------------------------------------------------------------------
                                        Maturities
                           Coupon         From/To
                      ----------------- -----------------
Federal Home Loan Mortgage Corp.:
                                7.500%     2017
                                                                    239              242
                                8.000%   2006-2016
                                                                  1,433            1,483
                                8.500%   2007-2010
                                                                  1,332            1,398
                                8.750%   2005-2008
                                                                    532              558
                                9.000%   2004-2022
                                                                  1,712            1,812
                              9.250%     2008-2016                1,079            1,144
                              9.500%     2008-2016                1,112            1,193
                              9.750%     2008-2016                  134              144
                             10.000%     2009-2019                1,588            1,737
                             10.500%     2011-2024                1,177            1,296
                             10.750%     2010-2013                1,362            1,519
                             11.250%     2010-2015                  798              892
                                                                             -----------
                                                                                  13,418
                                                                             -----------
             Federal National Mortgage Association:
                              7.500%     2003-2011                  735              744
                              8.000%     2002-2009                  989            1,019
                              8.250%     2007-2009                  407              416
                              8.500%     2008-2021                2,717            2,838
                              9.000%     2003-2021                4,641            4,912
                              9.250%     2016                       360              380
                             10.000%     2013-2016                1,361            1,480
                             10.500%     2007-2016                2,083            2,273
                                                                             -----------
                                                                                  14,062
                                                                             -----------
             Government National Mortgage Association:
                              8.500%     2006                        58               61
                              9.000%     2008-2017               15,787           16,937
                              9.500%     2009-2017                6,827            7,382
                             10.000%     2000-2021                2,486            2,729
                             10.500%     2001-2021                  621              691
                             11.000%     2009-2016                3,256            3,655
                             11.750%     2013-2015                  105              119
                             12.000%     2014                         6                7
                                                                             -----------
                                                                                  31,581
                                                                             -----------
             U.S. Treasury Bonds:
                              8.750%     05/15/17                14,080           16,940
                             11.625%     11/15/04 (o)            17,334           22,458
                             12.000%     08/15/13 (o)            32,091           45,173
                                                                             -----------
                                                                                  84,571
                                                                             -----------
             U.S. Treasury Notes:
                              9.125%     05/15/99 (o)            16,770           17,658
                             10.375%     11/15/12 (o)            72,131           91,561
                             11.875%     11/15/03 (o)            99,610          127,361
                                                                             -----------
                                                                                 236,580
                                                                             -----------
TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS (cost of $387,287)                                            380,212
                                                                             -----------
TOTAL BONDS & NOTES (cost of $1,469,400)                                       1,494,880
                                                                             -----------

COMMON STOCKS - 0.4% (p)                                         SHARES          VALUE
----------------------------------------------------------------------------------------
CONSTRUCTION - 0.1%
BUILDING CONSTRUCTION
Calton, Inc.                                                        356             $223
U.S. Home Corp.                                                      31              829
                                                                             -----------
                                                                                   1,052
                                                                             -----------

----------------------------------------------------------------------------------------
MANUFACTURING - 0.0%
FOOD & KINDRED PRODUCTS
Darling International, Inc.                                          27              668
                                                                             -----------
----------------------------------------------------------------------------------------
MINING & ENERGY - 0.0%
OIL & GAS EXTRACTION
Forest Oil Corp.                                                     16              240
                                                                             -----------
----------------------------------------------------------------------------------------
RETAIL TRADE - 0.1%
GENERAL MERCHANDISE STORES - 0.1%
Federated Department Stores, Inc.                                    30            1,053
                                                                             -----------
MISCELLANEOUS RETAIL - 0.0%
Pharmhouse Corp.                                                      4               34
                                                                             -----------
----------------------------------------------------------------------------------------
SERVICES - 0.1%
HEALTH SERVICES
Total Renal Care Holdings, Inc.                                      33            1,326
                                                                             -----------
----------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
GAS SERVICES - 0.0%
United Gas Holdings Corp. (c)                                        30              416
                                                                             -----------
LOCAL & SUBURBAN TRANSIT - 0.0%
Greyhound Lines, Inc., 12.50% Escrow
 Receipt (c)                                                         1              (q)
                                                                            -----------
MOTOR FREIGHT & WAREHOUSING - 0.0%
St. Johnsbury Trucking Co. (c)                                       31               32
Sun Carriers, Inc. (c)                                              130                1
                                                                             -----------
                                                                                      33
                                                                             -----------
----------------------------------------------------------------------------------------
WHOLESALE TRADE - 0.1%
DURABLE GOODS
Continental Health Affiliates, Inc.                                 530            1,526
                                                                             -----------
TOTAL COMMON STOCKS (cost of $5,401)                                               6,348
                                                                             -----------
----------------------------------------------------------------------------------------
PREFERRED STOCKS - 1.2%                                             SHARES       VALUE
----------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.1%
DEPOSITORY INSTITUTIONS - 0.1%
California Federal Bancorp, Inc.,
 9.125%, Series A                                                    59           $1,516
                                                                             -----------
HOLDING & OTHER INVESTMENT OFFICES - 0.0%
Riggs National Corp., 10.750%                                        19              548
                                                                             -----------
----------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 1.1%
CABLE - 1.0%
Cablevision Systems Corp.:
 11.125%, PIK, Series M                                              49            4,899
 11.750%, PIK, Series H                                              21            2,136
Time Warner, Inc.,
 10.250%, Series M                                                    8            8,383
                                                                             -----------
COMMUNICATIONS - 0.1%                                                             15,418
                                                                             -----------
K-III Communications, 10.000%                                        15            1,519
                                                                             -----------
TOTAL PREFERRED STOCKS (cost of $18,788)                                          19,001
                                                                             -----------
WARRANTS - 0.0% (p)
----------------------------------------------------------------------------------------
MANUFACTURING - 0.0%
RUBBER & PLASTIC
BPC Holdings Corp., expires 04/15/04                                  3               60
                                                                             -----------
----------------------------------------------------------------------------------------
SERVICES - 0.0%
HOTELS, CAMPS, & LODGING
Capital Gaming International, Inc.,
 expires 02/01/99                                                     6             (q)
                                                                             -----------
----------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
COMMUNICATIONS
Clearnet Communications, Inc., expires 09/15/05                      25              111
Hyperion Telecommunications, Inc.,
 expires 04/15/01                                                     3               98
Wireless One, Inc., expires 10/19/01                                 14             (q)
                                                                             -----------
                                                                                     209
                                                                             -----------
TOTAL WARRANTS (cost of $303)                                                        269
                                                                             -----------
----------------------------------------------------------------------------------------
RIGHTS - 0.0% (p)                                                   SHARES       VALUE
----------------------------------------------------------------------------------------
PUBLIC ADMINISTRATION - 0.0%
GENERAL GOVERNMENT
Mexican Government Rights W/ Series A&B (c)                       5,000      $      (q)
Venezuela Government Rights W/ Series A&B (c)                        48             (q)
                                                                             -----------
TOTAL RIGHTS (cost of $0)                                                           (q)
                                                                             -----------
TOTAL  INVESTMENTS (cost of $1,493,892)(r)                                     1,520,498
                                                                             -----------

SHORT-TERM OBLIGATIONS - 2.7%                       CURRENCY
----------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Egyptian T-Bill,
9.250% (discount rate)                  07/10/97          EP    $15,000            4,399
                                                                             -----------
DISCOUNT NOTES - 2.4%
Federal Home Loan Mortgage Corp.,
                        6.000%(s)       07/01/97                 38,702           38,702
                                                                             -----------
TOTAL SHORT-TERM OBLIGATIONS (cost of $43,105)(r)                                 43,101
                                                                             -----------
FORWARD CURRENCY CONTRACTS - 0.0% (t)                                               (131)
----------------------------------------------------------------------------------------
OTHER ASSETS & LIABILITIES, NET - 1.6%                                            26,033
----------------------------------------------------------------------------------------
 NET ASSETS - 100.0%                                                          $1,589,501
                                                                              ==========
NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933.
    These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, the value of these securities amounted to $65,103 or of 4.1% of net assets.
(c) Represents fair value as determined in good faith under the direction of the Trustees.
(d) This issuer is in default of certain debt covenants. Income is not being accrued.
(e) Zero coupon bond.
(f) This is a British security. Par amount is stated in U.S. dollars.
(g) Unit consists of a 10.750% bond and a 1.500% supplemental interest certificate.
(h) This is a Canadian security. Par amount is stated in U.S. dollars.
(i) This is an Argentinean security. Par amount is stated in U.S. dollars.
(j) This is a Mexican security. Par amount is stated in U.S. dollars.
(k) This is a Polish security. Par amount is stated in U.S. dollars.
(l) This is a Polish security. Par amount is stated in U.S. dollars. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(m) This is a South African security. Par amount is stated in U.S. dollars.
(n) This is a Venezuelan security. Par amount is stated in U.S. dollars.
(o) These securities, or a portion thereof, with a total market value of $272,516, are being used to collateralize the forward currency contracts shown below.
(p) Non-income producing.
(q) Rounds to less than one.
(r) Cost for federal income tax purposes of total investments and short-term obligations is $1,537,188.
(s) Rate represents yield at date of purchase.
(t) As of June 30, 1997, the Fund had entered into the following forward currency exchange contracts:

                                                       Net Unrealized
                                                        Appreciation
                                                        Appreciation
   Contracts         In Exchange   Settlement          (Depreciation)
  to Deliver             For          Date                (U.S. $)
----------------     ----------     --------              --------
DM        39,500     US$ 23,177     07/02/97              $  547
US$       22,658     DM  39,500     07/02/97                 (28)
IL    26,613,400     US$ 15,655     07/03/97                  18
SP     2,881,801     US$ 15,490     07/03/97                  23
KB        36,120     US$ 59,145     07/14/97                (953)
DK       187,000     US$ 28,407     07/22/97                 215
FF       277,000     US$ 47,582     07/22/97                 405
US$       10,558     FF  62,000     07/22/97                   1
SK       210,000     US$ 27,066     07/23/97                (158)
A$        77,000     US$ 57,829     07/28/97                (224)
DM        62,425     US$ 35,881     08/04/97                  23
                                                          ------
                                                          $ (131)
                                                          ======

                        Investment Portfolio/June 30, 1997
-------------------------------------------------------------------------------
 Summary of Securities
 by Currency                       Currency      Value     % of Total
 ------------------------------------------------------------------------------
 United States                               $1,070,731    68.5
 United Kingdom                      KB         105,309     6.7
 Australia                           A$          64,893     4.2
 Spain                               SP          45,490     2.9
 Italy                               IL          45,363     2.9
 Argentina                                       41,151     2.6
 Poland                                          37,999     2.4
 Denmark                             DK          36,772     2.4
 Mexico                                          36,464     2.3
 Sweden                              SK          35,878     2.3
 Canada                                          15,705     1.0
 South Africa                                    14,963     1.0
 Venezuela                                        8,482     0.5
 Egypt                               EP           4,399     0.3
                                             ----------   -----
                                             $1,563,599   100.0
                                             ==========   =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

     Acronym                    Name
     --------                   ----
       PIK                Payment-In-Kind
        DM                 Deutschemarks
        FF                 French Francs

                       STATEMENT OF ASSETS & LIABILITIES
                            JUNE 30, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS

Investments at value (cost $1,493,892)                          $1,520,498
Short-term obligations (cost of $43,105)                            43,101
                                                                ----------
                                                                 1,563,599
Cash                                                $ 3,861
Receivable for:
  Investments sold                                   37,589
  Dividends                                          26,339
  Fund shares sold                                    3,197
  Interest                                              172
Other                                                    64         71,222
                                                    -------     ----------
    Total Assets                                                 1,634,821

LIABILITIES
Unrealized depreciation on forward
  currency contracts                                    131
Payable for:
  Investments purchased                              32,764
  Distributions                                       9,952
  Fund shares repurchased                             2,347
Accrued:
    Deferred Trustees fees                               13
Other                                                   113
                                                    -------
    Total Liabilities                                               45,320
                                                                ----------

NET ASSETS                                                      $1,589,501
                                                                ==========
Net asset value & redemption price per share -
Class A ($780,854/107,853)                                           $7.24
                                                                ==========
Maximum offering price per share - Class A
($7.24/0.9525)                                                       $7.60 (a)
                                                                ==========
Net asset value & offering price per share -
Class B ($808,647/111,692)                                           $7.24 (b)
                                                                ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Interest                                                        $   68,832
Dividends                                                              903
                                                                ----------
     Total investment income                                        69,735
EXPENSES
Management fee                                       $ 4,883
Service fee                                            1,787
Distribution fee - Class B                             2,964
Transfer agent                                         1,882
Bookkeeping fee                                          248
Trustees fee                                              39
Custodian fee                                            140
Audit fee                                                 31
Legal fee                                                  8
Registration fee                                          60
Reports to shareholders                                   17
Other                                                     50        12,109
                                                     -------    ----------
       Net Investment Income                                        57,626
                                                                ----------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
Investments                                         (16,704)
Foreign currency transactions                        19,639
                                                     ------
       Net Realized Gain                                             2,935
Net unrealized depreciation
during the period on:
Investments                                         (15,726)
Foreign currency transactions                          (486)
                                                     ------
       Net Unrealized Depreciation                                 (16,212)
                                                                ----------
              Net Loss                                             (13,277)
                                                                ----------
Net Increase in Net Assets From Operations                      $   44,349
                                                                ==========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                  (Unaudited)
                                                   Six months    Year ended
(in thousands)                                   ended June 30   December 31
                                                 -------------   -----------
INCREASE (DECREASE) IN NET ASSETS                      1997          1996
Operations:
Net investment income                              $   57,626     $  111,153
Net realized gain                                       2,935         35,512
Net unrealized depreciation                           (16,212)        (9,144)
                                                   ----------     ----------
    Net Increase from Operations                       44,349        137,521
Distributions: (a)
From net investment income - Class A                  (30,123)       (61,787)
From net investment income - Class B                  (28,619)       (57,474)
                                                   ----------     ----------
                                                      (14,393)        18,260
                                                   ----------     ----------
Fund Share Transactions:
Receipts for shares sold - Class A                     90,549        109,361
Value of distributions reinvested - Class A            13,060         32,115
Cost of shares repurchased - Class A                  (70,988)      (109,964)
                                                   ----------     ----------
                                                       32,621         31,512
                                                   ----------     ----------
Receipts for shares sold - Class B                     82,332        156,886
Value of distributions reinvested - Class B            11,443         27,196
Cost of shares repurchased - Class B                  (61,474)      (123,892)
                                                   ----------     ----------
                                                       32,301         60,190
                                                   ----------     ----------
    Net Increase from Fund
        Share Transactions                             64,922         91,702
                                                   ----------     ----------
        Total Increase                                 50,529        109,962
NET ASSETS
Beginning of period                                 1,538,972      1,429,010
                                                   ----------     ----------
End of period (including undistributed net
  investment income of $12,423 and $10,314,
  respectively)                                    $1,589,501     $1,538,972
                                                   ==========     ==========
NUMBER OF FUND SHARES
Sold - Class A                                         12,551         15,235
Issued for distributions reinvested - Class A           1,818          4,471
Repurchased - Class A                                  (9,860)       (15,336)
                                                   ----------     ----------
                                                        4,509          4,370
                                                   ----------     ----------
Sold - Class B                                         11,421         21,852
Issued for distributions reinvested - Class B           1,593          3,785
Repurchased - Class B                                  (8,537)       (17,276)
                                                   ----------     ----------
                                                        4,477          8,361
                                                   ----------     ----------

(a) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
In the opinion of management of Colonial Strategic Income Fund (the Fund), a series of Colonial Trust I, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional- size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.
Notes to Financial Statements/June 30, 1997

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
Management fee: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

               Average Net Assets            Annual Fee Rate
               ------------------            ---------------
               First $50 million                No charge
               Next $950 million                 0.035%
               Next $1 billion                   0.025%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended June 30, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $318,652 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $1,040,479 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:


               Value of shares                           Annual
          outstanding on the 20th of                      Fee
         each month which were issued                     Rate
         -----------------------------                   ------
          Prior to January 1, 1993                        0.15%
          On or after January 1, 1993                     0.25%


The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
Investment activity: During the six months ended June 30, 1997, purchases and sales of investments, other than short-term obligations, were $869,792,795 and $827,882,520, respectively, of which $127,589,148 and $129,178,203, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at June 30, 1997, based on cost of investments for federal income tax purposes was:

        Gross unrealized appreciation             $ 52,956,620
       Grow unrealized depreciation                (26,545,854)
                                                  ------------
          Net unrealized appreciation             $ 26,410,766
                                                  ============

Capital loss carryforwards: At December 31, 1996, capital loss carry-forwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

           Year of                          Capital loss
         expiration                         carryforward
         ----------                         ------------
            1997                            $122,574,000
            1998                               5,118,000
            1999                              36,511,000
            2000                              23,761,000
            2001                               3,442,000
            2002                              42,652,000
            2003                              18,825,000
                                            ------------
                                            $252,883,000
                                            ============

Of the loss carryforward expiring in 1997, $1,549,000 was acquired in the merger with Colonial Income Plus Fund.

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended June 30, 1997.

NOTE 6. COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------
At June 30, 1997, net assets consisted of:
Capital paid in                                              $ 1,802,899
Undistributed net investment income                               12,423
Accumulated net realized loss                                   (252,204)
Net unrealized appreciation (depreciation) on:
   Investments                                                    26,602
   Foreign currency transactions                                    (219)
                                                             -----------
                                                             $ 1,589,501
                                                             ===========

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                        (Unaudited)
                              Six months ended June 30                  Year ended December 31
                           ------------------------------     ----------------------------------------------
                                       1997                                     1996
                             Class A           Class B             Class A                  Class B
                           ............      ............     ..................     .......................
 Net asset value -
    Beginning of period         $7.310            $7.310                 $7.220                      $7.220
                                ------            ------                 ------                      ------
 INCOME FROM INVESTMENT
 OPERATIONS:
 Net investment income           0.296             0.269                  0.623                       0.569
 Net realized and
  unrealized gain (loss)        (0.078)           (0.078)                 0.081                       0.081
                                ------            ------                 ------                      ------
    Total from Investment
       Operations                0.218             0.191                  0.704                       0.650
                                ------            ------                 ------                      ------
 LESS DISTRIBUTIONS
 DECLARED TO SHAREHOLDERS:
 From net investment
  income                        (0.288)           (0.261)                (0.614)(a)                  (0.560)(a)
 In excess of net
  investment income                 -                 -                      -                           -
                                ------            ------                 ------                      ------
 Total Distributions
  Declared to Shareholders     (0.288)           (0.261)                 (0.614)                     (0.560)
                                ------            ------                 ------                      ------
 Net asset value -
    End of period               $7.240            $7.240                 $7.310                      $7.310
                                ======            ======                 ======                      ======
 Total return (b)                3.07%(c)          2.69%(c)              10.24%                       9.43%
                                ======            ======                 ======                      ======
 RATIOS TO AVERAGE NET
 ASSETS
 Expenses                        1.18%(d)(e)       1.93%(d)(e)            1.18%(d)                    1.93%(d)
 Net investment income           7.85%(d)(e)       7.10%(d)(e)            8.01%(d)                    7.26%(d)
 Portfolio turnover                56%(c)            56% (c)               110%                        110%
 Net assets at end
  of period (000)             $780,854          $808,647               $755,352                    $783,620

(a) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) Annualized.


FINANCIAL HIGHLIGHTS - CONT.

                    Year ended December 31
----------------------------------------------------------------------
              1995                                 1994
       Class A           Class B            Class A           Class B
      --------          --------           --------           -------
       $6.530            $6.530             $7.390            $7.390
       ------            ------             ------            ------


        0.621             0.569              0.580             0.529

        0.650             0.650             (0.848)           (0.849)
       ------            ------             ------            ------



        1.271             1.219             (0.268)           (0.320)
       ------            ------             ------            ------

       (0.581)           (0.529)            (0.580)           (0.529)

          -               -                 (0.012)           (0.011)

       ------            ------             ------            ------

       (0.581)           (0.529)            (0.592)           (0.540)
       ------            ------             ------            ------

       $7.220            $7.220             $6.530            $6.530
       ======            ======             ======            ======
       20.17%            19.29%            (3.67)%           (4.40)%
       ======            ======             ======            ======


        1.18% (d)         1.97%  (d)         1.21%             1.96%
        8.42% (d)         7.63%  (d)         8.38%             7.63%
          83%               83%                78%               78%

     $714,961          $714,049           $636,824          $608,348

FINANCIAL HIGHLIGHTS - CONT.



Selected data for a share of each class outstanding throughout each period are as follows:

                                                             Year  ended December 31
                                                 ---------------------------------------------
                                                          1993                    1992
                                                 Class A     Class B     Class A     Class B(a)
                                                 -------     -------     -------     ----------
Net asset value -
   Beginning of period                              $7.010      $7.010      $7.020      $7.080
                                                    ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income
                                                     0.565       0.511       0.669       0.385
Net realized and
 unrealized gain (loss)                              0.448       0.448      (0.004)     (0.067)
                                                    ------      ------      ------      ------
   Total from Investment
      Operations                                     1.013       0.959       0.665       0.318
                                                    ------      ------      ------      ------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                          (0.585)     (0.535)     (0.673)     (0.388)
In excess of net investment
 income                                             (0.048)     (0.044)     (0.002)        -
                                                    ------      ------      ------      ------
Total Distributions
   Declared to Shareholders                         (0.633)     (0.579)     (0.675)     (0.388)
                                                    ------      ------      ------      ------
Net asset value -
   End of period                                    $7.390      $7.390      $7.010      $7.010
                                                    ------      ------      ------      ------
Total return (b)                                    14.95%      14.11%       9.77%       2.48% (c)
                                                    ------      ------      ------      ------

RATIOS TO AVERAGE NET ASSETS
Expenses                                            1.19%       1.94%       1.18%       1.93% (d)
Net investment income                               8.42%       7.67%       9.39%       8.64% (d)
Portfolio turnover                                   138%        138%         96%         96%
Net assets at end
 of period (000)                                 $660,654    $475,141    $437,380     $37,935

(a) Class B shares were initially offered on May 15, 1992. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c)  Not annualized.
(d) Annualized.

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the payable date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

COLONIAL RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class C shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE
COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information ......  press  [1]

For account information .......................................  press  [2]

To speak to a Colonial representative .........................  press  [3]

For yield and total return information ........................  press  [4]

For duplicate statements or new supply of checks ..............  press  [5]

To order duplicate tax forms and year-end statements ..........  press  [6]
(February through May)

To review your options at any time during your call ...........  press  [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Strategic Income Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial Strategic Income Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[LOGO]  COLONIAL
        MUTUAL FUNDS
        Mutual Funds for
        Planned Portfolios

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE:L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            SI-03/833D-0697 M (8/97)